Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of The Value Line Tax Exempt Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 6/30/21 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 31, 2021	By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
The Value Line Tax Exempt Fund, Inc.

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher W. Roleke, Treasurer of The Value Line Tax Exempt Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 6/30/21 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 31, 2021	By:	/s/ Christopher W. Roleke
Christopher W. Roleke
Treasurer
The Value Line Tax Exempt Fund, Inc.